Exhibit 32.1

                    Certification of Chief Executive Officer
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350


     In conjunction with the annual report of IEC Electronics Corp., (the "Company") on Form 10-K for the fiscal year ended September 30, 2003 as filed with Securities and Exchange Commission on the day hereof (the "Report"), I, W. Barry Gilbert, acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: November 21, 2003                          /s/W. Barry Gilbert
                                                  -------------------
                                                  W. Barry Gilbert
                                                  Chairman and
                                                  Acting Chief Executive Officer

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